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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Earliest Event Reported:  February 1, 2000


                                  DYNEGY INC.
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             (Exact Name of Registrant As Specified In Its Charter)



     Illinois                         1-11156                74-2928353
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 (State or Other Jurisdiction  (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification Number)


                           1000 Louisiana, Suite 5800
                             Houston, Texas  77002
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                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (713) 507-6400

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ITEM 7:  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (a)        FINANCIAL STATEMENTS - N/A


         (b)        PRO-FORMA FINANCIAL INFORMATION - N/A


         (c)        EXHIBITS -

      Exhibit
      Number                       Description

        23.1                       Consent of Arthur Andersen LLP

        23.2                       Consent of PricewaterhouseCoopers LLP

                                       2

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            SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    By:   /s/ Lisa Q. Metts
                                       --------------------------------
                                            Lisa Q. Metts
                                            Vice President


DATE:   April 4, 2000

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